EXHIBIT 21

                                     COMPANY SUBSIDIARIES
                                     --------------------


                                                                                     Percent
                                                                                       of
Name                                                             Jurisdiction        Equity*
----                                                             ------------        -------

Vishay Lite-On Holdings PTE Ltd.                                Singapore                65%
  Vishay Lite-On PTE Ltd.                                       Singapore               100%
      Lite-On Power Semiconductor                               Taiwan                  100%
        Corporation
           Fabtech, Inc.                                        Delaware                100%
           Diodes, Inc.                                         Delaware              40.24%
                 Kaihong                                        China                    70%
                 Diodes, Inc. Taiwan                            Taiwan                  100%
           Finemind Holding Company                             Hong Kong               100%
                 Seefull Electronic                             China                   100%
                   Company
Pamela Verwaltungsgesellschaft GmbH                             Germany                 100%
      Vishay Temic Semiconductor GmbH                           Germany                 100%
        Temic Semiconductor Itzehoe GmbH                        Germany                 100%
      Temic Telefunken Microelectronic                          Phillipines             100%
        Phillipines, Inc.
      Temic Telefunken Microelectronics                         Austria                 100%
        GesmbH
      Shanghai Temic Discrete                                   China                   100%
        Semiconductors Ltd.
      Shanghai Temic Opto Semiconductors                        China                    70%
        Ltd.
      Vishay Hungary                                            Budapest                100%
Vishay Temic Acquisition Holding Corporation                    Delaware                100%
      Siliconix, Inc.                                           Delaware               80.4%
        Siliconix Technology C.V.                               Netherlands             100%
           Siliconix Ltd.                                       England                 100%
           Siliconix Hong Kong Ltd.                             Hong Kong               100%
           Temic PTE Ltd.                                       Singapore               100%
           Siliconix Taiwan Ltd.                                Taiwan                  100%
           Shanghai Simconix Electronic Company Ltd.            China                    90%
        Temic Japan KK                                          Japan                   100%
        Temic of North America, Inc.                            New Jersey              100%
Nippon Vishay, K.K.                                             Japan                   100%
Vishay F.S.C., Inc.                                             Barbados                100%
Vishay VSH Holdings, Inc.                                       Delaware                100%
Vishay Roederstein Electronics, Inc.                            Delaware                100%



-------------------------

Note:  Names of Subsidiaries are indented under name of Parent.

* Certain Directors' or other shares required by statute in foreign jurisdictions and totalling less than 1% of equity are omitted.





                                                                                     Percent
                                                                                       of
Name                                                             Jurisdiction        Equity*
----                                                             ------------        -------



Vishay Measurments Group, Inc.                                  Delaware                100%
      Vishay MicroMesures SA                                    France                  100%
      Measurements Group GmbH                                   Germany                 100%
           Grupo Da Medidas Iberica S.L.                        Spain                   100%
Vishay Israel Limited                                           Israel                  100%
      Z.T.R. Electronics Ltd.                                   Israel                  100%
      Vishay International Trade Ltd.                           Israel                  100%
      Dale Israel Electronics                                   Israel                  100%
        Industries, Ltd.
      Draloric Israel Ltd.                                      Israel                  100%
      V.I.E.C. Ltd.                                             Israel                  100%
      Vilna Equities Holding, B.V.                              Netherlands             100%
           Visra Electronics Financing                          Netherlands             100%
             B.V.
      Measurements Group (U.K.) Ltd.                            England & Wales         100%
      Vishay Europe GmbH                                        Germany                57.8%
                                                                                         by
                                                                                      Vishay
                                                                                      Israel;
                                                                                       38.5%
                                                                                         by
                                                                                      Vishay;
                                                                                      2.4% by
                                                                                       Vilna;
                                                                                      1.3% by
                                                                                        Dale
           Vishay Electronic GmbH                               Germany                 100%
                 Roederstein Electronics                        Portugal                100%
                   Portugal Lda.
                 Vishay Bauelemente                             Germany                  78%
                   Vertrieb GmbH
                 Vishay Bauelemente                             Switzerland             100%
                   Vertrieb A.G.
                 Vishay Vertrieb                                Austria                 100%
                   Elektronischer
                    Bauelemente Ges. mbH
                 Klevestav-Roederstein                          Sweden                   50%
                   Festigheter AB
                 Vishay Components, S.A.                        Spain                   100%

-------------------------

Note:  Names of Subsidiaries are indented under name of Parent.

* Certain Directors' or other shares required by statute in foreign jurisdictions and totalling less than 1% of equity are omitted.





                                                                                     Percent
                                                                                       of
Name                                                             Jurisdiction        Equity*
----                                                             ------------        -------



                 Vishay Components                              Netherlands             100%
                   Nederland BV
                 Vishay Benelux                                 Belgium                 100%
                 Fabrin Roederstein, S.A.                       Denmark                  80%
                 Vishay Components OY                           Finland                 100%
                 Okab Roederstein                               Finland                44.4%
                   Finland OY
                 Rogin Electronic S.A.                          Spain                    33%
                 Roederstein Norge AS                           Norway                   40%
                 Roederstein-Hilfe-GmbH                         Germany                 100%
        Draloric Electronic SPOL                                Czech Republic          100%
                   S RO
        Vishay S.A.                                             France                 99.8%
                 Sfernice Ltd.                                  England & Wales         100%
                 Ultronix, Inc.                                 Delaware                100%
                     Vishay Thin Film, Inc.                     New York                100%
                     Vishay Techno Components Corp.             Delaware                100%
                        Components Corp.
        E-Sil Components Ltd.                                   England & Wales         100%
                 Vishay Components (U.K.) Ltd.                  England & Wales         100%
                 Grued Corporation                              Delaware                100%
                         Con-Gro Corp.                          Delaware                100%
                 Gro-Con, Inc.                                  Delaware                100%
                      Angstrohm Precision, Inc.                 Delaware                100%
                      Angstrohm Holdings, Inc.                  Delaware                100%
                 Vishay Resistor Products (U.K.) Ltd.           England & Wales         100%
                      Heavybarter, Unlimited                    England & Wales         100%
                         Vishay-Mann Limited                    England & Wales         100%
                 Vitramon, Ltd.                                 England & Wales         100%
Vishay Dale Holdings, Inc.                                      Delaware                100%
      Vishay Dale Electronics, Inc.                             Delaware                100%
           Components Dale de Mexico                            Mexico                  100%
                   S.A. de C.V.


-------------------------

Note:  Names of Subsidiaries are indented under name of Parent.

* Certain Directors' or other shares required by statute in foreign jurisdictions and totalling less than 1% of equity are omitted.





                                                                                     Percent
                                                                                       of
Name                                                             Jurisdiction        Equity*
----                                                             ------------        -------



           Electronica Dale de Mexico                           Mexico                  100%
             S.A. de C.V.
           Vishay Electronic Components                         Singapore               100%
             Asia Pte., Ltd.
           Dale Test Laboratories, Inc.                         South Dakota            100%
           Angstrohm Precision, Inc.                            Maryland                100%
             (Maryland)
      Vishay Bradford Electronics, Inc.                         Delaware                100%
Vishay Sprague Holdings Corp.                                   Delaware                100%
      Vishay Service Center, Inc.                               Massachusetts           100%
      Vishay Sprague Sanford, Inc.                              Maine                   100%
      Vishay Sprague, Inc.                                      Delaware                100%
      Vishay Sprague Canada Holdings Inc.                       Canada                  100%
           Sprague Electric of Canada                           Canada                  100%
             Limited
      Sprague France S.A.                                       France                  100%
      Vishay Sprague Palm Beach, Inc.                           Delaware                100%
Vishay Acquisition Holdings Corp.                               Delaware                100%
Vishay Vitramon, Incorporated                                   Delaware                100%
      Vitramon Pty. Limited                                     Australia               100%
      Vitramon Far East Pte. Ltd.                               Singapore               100%




-------------------------

Note:  Names of Subsidiaries are indented under name of Parent.

* Certain Directors' or other shares required by statute in foreign jurisdictions and totalling less than 1% of equity are omitted.